UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2020

FREEDOM HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

77/7 Al Farabi Ave., “Esentai Tower” BC, Floor 7, Almaty, Kazakhstan 050040
(Address of principal executive offices) (Zip Code)

+7 727 311 10 64
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FRHC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANTORY NOTE

This second amended Current Report on Form 8-K/A-2 (the “8-K/A-2”) amends the Current Report on Form 8-K filed by Freedom Holding Corp. (“FRHC”) with the Securities and Exchange Commission (the “Commission”) on December 29, 2020 (the “Original 8-K”), as amended by the amended Current Report on Form 8-K/A filed by FRHC with the Commission on March 16, 2021 (the “8-K/A-1”). As previously reported in the Original 8-K, FRHC completed its acquisition of “Bank Freedom Finance Kazakhstan” JSC, (formerly known as “Bank Kassa Nova” JSC (SB of “ForteBank” JSC)), a joint stock company incorporated in the Republic of Kazakhstan (the “Bank”) on December 28, 2020. The 8-K/A-1 included (i) financial statements of the Bank for the years ended December 31, 2019 and 2018, prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board, but that were not audited in accordance with auditing standards consistent with Commission rules, (auditing standards generally accepted in the United States (“U.S. GAAS”) or auditing standards established by the PCAOB) (the “Unaudited Financials”), (ii) interim unaudited financial statements of the Bank for the six months ended June 30, 2020 (the “Interim Financials”), and (iii) pro forma financial information (the “Pro Formas”).

As a result of workload and scheduling conflicts with Ernst & Young LLP, the Company retained SFAI Kazakhstan LLP (“SFAI”) to audit the Bank’s financial statements in accordance with U.S. GAAS as required by Commission rules.

This 8-K/A-2 is being filed to provide (i) financial statements of the Bank for the fiscal years ended December 31, 2019 and 2018 prepared in accordance with IFRS and audited in accordance with US GAAS as required by Commission rules (the “Audited Financials”), (ii) updated Interim Financials and (iii) updated the Pro Formas. Other than revisions to reflect the change of the name of the Bank following its acquisition, there are no changes to the Interim Financials included in this 8-K/A-2 from those filed with the 8-K/A-1. Other than revisions to indicate the Pro Formas were prepared using the Audited Financials rather than the Unaudited Financials and to insert the full name of the Bank, there were no changes the Pro Formas included in this 8-K/A-2 from those filed with the 8-K/A-1.

Changes from the Unaudited Financials filed with the 8-K/A-1 to the Audited Financials filed with this 8-K/A-2 were made to (i) reflect the change in the name of the Bank, (ii) include the Independent Auditor’s Report of SFAI, (iii) reflect that the Audited Financials have been audited from the years ended December 31, 2019 and 2018, (iv) remove references to the financial statements as being “unaudited”, (v) include signatures and authorization of the Management Board of the Bank, (vi) remove from Note 2 information regarding a reclassification of the December 31, 2018 presentation to conform to the December 31, 2019 presentation, (vii) update Note 30 to reflect subsequent events impacting the Bank since December 31, 2019, and (viii) immaterially update verbage and formatting.

This 8-K/A-2 amends the Original 8-K and the 8-K/A-1 to provide Audited Financials, Interim Financials and Pro Formas as required by Item 9.01(a) and 9.01(b) of Form 8-K.

Special Note About Forward-Looking Statements

This Second Amendment contains “forward-looking” statements. All forward-looking statements are subject to uncertainty and changes in circumstances. Forward-looking statements are not guarantees of future results or performance and involve risks, assumptions and uncertainties that could cause actual events or results to differ materially from the events or results described in, or anticipated by, the forward-looking statements. Factors that could materially affect such forward-looking statements include potential adverse reactions or changes to business or employee relationships, responses of competitors in reaction to the acquisition of the Bank, FRHC’s ability to successful integrate the Bank’s operations with its existing business and operations, the impact of changes to the Bank’s business focus post-acquisition, the ability to realize anticipated synergies, uncertainty of anticipated results of operations of the combined entity post-acquisition, as well as economic, business and regulatory risks and other factors identified in FRHC’s periodic and current reports filed with the Commission. All forward-looking statements are made only as of the date of this Second Amendment and FRHC assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances. Readers should not place undue reliance on these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

Financial Statements and Exhibits Acquired

(a)
Financial Statements of Businesses Acquired

(i)
Audited consolidated financial statements of “Bank Freedom Finance Kazakhstan” JSC, (formerly known as “Bank Kassa Nova” JSC (SB of “ForteBank” JSC)) as of December 31, 2019 and 2018, and for the years then ended are included as Exhibit 99.01 to this Amended Current Report on Form 8-K/A-2 and incorporated by reference herein.

(ii)
The unaudited interim condensed consolidated financial statements of “Bank Freedom Finance Kazakhstan” JSC, (formerly known as “Bank Kassa Nova” JSC (SB of “ForteBank” JSC)) as of June 30, 2020 and for the six months ended June 30, 2020, are included as Exhibit 99.02 to this Amended Current Report on Form 8-K/A-2 and are incorporated by reference herein.

(b) Pro Forma Financial Information

(i)
The unaudited pro forma combined condensed consolidated financial statements of FRHC and “Bank Freedom Finance Kazakhstan” JSC, (formerly known as “Bank Kassa Nova” JSC (SB of “ForteBank” JSC)) with respect to the six months ended September 30, 2020, and the year ended December 31, 2020, are included as Exhibit 99.03 to this Amended Current Report on Form 8-K/A-2 and are incorporated by reference herein.

Exhibits

Exhibit No.	Exhibit Description

23.01	Consent of Independent Auditor of “Bank Freedom Finance Kazakhstan” JSC, (formerly known as “Bank Kassa Nova” JSC (SB of “ForteBank” JSC))
99.01
Audited consolidated financial statements of “Bank Freedom Finance Kazakhstan” JSC, (formerly known as “Bank Kassa Nova” JSC (SB of “ForteBank” JSC)) as of December 31, 2019 and 2018 and for the years then ended

99.02
Unaudited interim condensed consolidated financial statements of “Bank Freedom Finance Kazakhstan” JSC, (formerly known as “Bank Kassa Nova” JSC (SB of “ForteBank” JSC)) as of June 30, 2020 and for the six months ended June 30, 2020

99.03	Unaudited Pro Forma Condensed Combined Financial Information for the six months ended September 30, 2020, and the year ended March 31, 2020
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM HOLDING CORP.

Date: April 28, 2021	By:	/s/ Evgeniy Ler
Evgeniy Ler
Chief Financial Officer